SunCoke Energy, Inc. Q4 2014 Earnings & 2015 Guidance Conference Call January 29, 2015 Exhibit 99.2

Forward-Looking Statements
1 SXC Q4/ FY 2014 Earnings & 2015 Guidance Call
This slide presentation should be reviewed in conjunction with the Fourth Quarter 2014 earnings and 2015 guidance release of SunCoke Energy,
Inc. (SXC) and the conference call held on January 29, 2015 at 11:30 a.m. ET.
Some of the information included in this presentation constitutes “forward-looking statements” as defined in Section 27A of the Securities Act of
1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements in this presentation that express opinions, expectations, beliefs, plans, objectives, assumptions or projections with respect to anticipated future performance of SXC or SunCoke
Energy Partners, L.P. (SXCP), in contrast with statements of historical facts, are forward-looking statements.  Such forward-looking statements are based on management’s beliefs and assumptions and on information currently available. Forward-looking statements include information concerning possible or assumed future results of operations, business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, the effects of competition and the effects of future legislation or regulations.
Forward-looking statements include all statements that are not historical facts and may be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “will,” “should” or the negative of these terms or similar expressions.
Although management believes that its plans, intentions and expectations reflected in or suggested by the forward-looking statements made in this presentation are reasonable, no assurance can be given that these plans, intentions or expectations will be achieved when anticipated or at all.  Moreover, such statements are subject to a number of assumptions, risks and uncertainties.  Many of these risks are beyond the control of
SXC and SXCP, and may cause actual results to differ materially from those implied or expressed by the forward-looking statements.  Each of SXC and SXCP has included in its filings with the Securities and Exchange Commission cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement.
For more information concerning these factors, see the Securities and Exchange Commission filings of SXC and SXCP.  All forward-looking statements included in this presentation are expressly qualified in their entirety by such cautionary statements.  Although forward-looking statements are based on current beliefs and expectations, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date hereof.  SXC and SXCP do not have any intention or obligation to update publicly any forward-looking statement (or its associated cautionary language) whether as a result of new information or future events or after the date of this presentation, except as required by applicable law.
This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures.
Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation.
Investors are urged to consider carefully the comparable GAAP measures and the reconciliations to those measures provided in the Appendix.

2014 Overview
Accomplishments & Challenges
Operating Performance
• Sustained solid full year operating, safety and environmental performance in coke, logistics and coal despite weather-challenged Q1
• Completed Indiana Harbor refurbishment, but facility turnaround still in progress; delivered FY ‘14 Adj. EBITDA of $16.4M but fell short of guidance
• Completed construction of Haverhill 2 gas sharing project ahead of schedule
Business Restructuring
• Executed two dropdown transactions, most recently 75% of Granite City
• Unable to sell coal mining business as planned; initiated rationalization plan to scale back operations; recorded ~$150M non-cash impairments
• Continuing significant M&A efforts despite inability to consummate transaction
• Given depressed Indian coke pricing, recorded ~$30M non-cash impairment
Capital Allocation
• Declared first quarterly cash dividend
• Completed $75M ASR; additional $75M authorized for repurchase
• 2014 GP/IDR cash flows of $2.1M
• Delevered SXC balance sheet; solid cash position and significant revolver capacity provide strong foundation for growth
2 SXC Q4/ FY 2014 Earnings & 2015 Guidance Call

Value of
GP/IDR Cash
Flows
Value of
SXCP LP Units
Granite City Dropdown Transaction
Expected Impact from Dropdown
Potential Impact to
SXC Equity Value
3
•
DCF per LP unit accretion of ~5%,
or $0.10 - $0.11
2
•
~$52M additional LP/GP units
•
$135M debt pay down
•
$45M pre-fund environmental
obligation
•
At 25% IDR splits today
As 56% LP owner, SXC
is major beneficiary to
unit price and cash
distribution upside
Transaction structured
to delever and ensure
tax efficiency
Estimated
EBITDA Multiple
~8.0x
(1)
~0.9x
(2)
~1.0x
(3)
~9.9x
3 SXC Q4/ FY 2014 Earnings & 2015 Guidance Call
(1) Based on $245M transaction value over ~$30M EBITDA run-rate for 75% interest in Granite City.
(2) Unit price change of 5%, assuming constant yield and constant cash distribution coverage ratio on ~5% accretion.
(3) Assumes 20x value for GP/IDR cash flow.
75% dropdown of Granite City executed at ~9.9x total EBITDA multiple
At target coverage,
2015 GP/IDR cash
flow expected to
be >$5.0M
Direct
Transaction
Value
1

Adjusted EBITDA from Cont. Ops. [1]

Earnings Per Share from Cont. Ops. (diluted)

Q4 & FY 2014 Earnings Overview
4
SXC Q4/ FY 2014 Earnings & 2015 Guidance Call
Adj. EBITDA from Cont. Ops. up $7.2M in Q4
and $16.0M in FY
•
Improvement at Indiana Harbor, Jewell Coke
and Brazil plus lower Corporate costs
•
FY benefited from Coal Logistics acquisitions
•
At low end of $235M - $255M guidance (2)
FY Consolidated Adj. EBITDA
(3)
of $210.7M
•
Impacted by year-end Black Lung valuation
charge of $12.3M
•
As previously disclosed, Black Lung charges
drove results below $220M - $240M
guidance (4)
Q4 and FY EPS from Cont. Ops. loss reflects
•
$30.5M India joint venture impairment and
Legacy Black Lung impacts in Q4 and FY
•
Coal prep. plant impairment and accelerated
depreciation at Indiana Harbor impacted FY
($ in millions)
Q4 ‘14
$70.0
Q4 ‘13
$62.8
FY ‘13
$237.8
FY ‘14
$221.8
$0.22
Q4 ‘13 Q4 ‘14
($0.38)
FY ‘13
$0.58
($0.29)
FY ‘14
($/share)
(1)
For a definition and reconciliation of Adjusted EBITDA from Continuing
       Operations and Adjusted EBITDA (Consolidated), please see appendix.
(2)
Guidance range provided in July 2014 earnings presentation.
(3)
Excludes impairment charges and estimated costs incurred to exit Coal business.
(4)
Revised guidance range provided in April 2014 earnings presentation.

Q4 & FY 2014 Financial Results
(1) Coke Adjusted EBITDA includes Domestic Coke, Brazil Coke and India Coke segments.
(2) For a definition and reconciliation of Adjusted EBITDA from Continuing Operations, please see appendix.
5 SXC Q4/ FY 2014 Earnings & 2015 Guidance Call
Continuing Ops. Adj. EBITDA
up 11.5% in Q4 and 7.2% in FY
• Q4 Domestic Coke benefited
from
–
Indiana Harbor up $7.3M
–
Jewell up on favorable
comparison due to prior year
quality issues
–
Offset by Granite City, down on
higher outage costs
• Q4 Coal logistics impacted by
higher O&M expenses
• Q4 Corporate costs down $2.6M
due to lower employee costs
Q4 and FY Discontinued Ops.
loss (net of tax benefits) of
$40.1M and $106.0M
($ in millions, except volumes and
per share)
Q4 '14 Q4 '13
Q4 '14 vs.
Q4 '13 FY '14 FY '13
FY '14 vs.
FY '13
Domestic Coke Sales
Volumes
1,103 1,047 56 4,184 4,263 (79)
Coal Transloading Volumes 4,301 3,649 652 19,037 3,785 15,252
Coke Adj. EBITDA
(1)
$75.2 $70.0 $5.2 $263.7 $260.2 $3.5
Coal Logistics Adj. EBITDA $3.4 $4.0 ($0.6) $14.3 $4.7 $9.6
Corporate and Other ($8.6) ($11.2) $2.6 ($40.2) ($43.1) $2.9
Adj. EBITDA from
Continuing Ops.
(2)
$70.0 $62.8 $7.2 $237.8 $221.8 $16.0
Revenue $388.1 $388.0 $0.1 $1,472.7 $1,585.5 ($112.8)
Operating Income $30.8 $41.5 ($10.7) $109.8 $136.5 ($26.7)
Net Income from Continuing
Ops. attributable to SXC
($25.3) $15.4 ($40.7) ($20.1) $40.5 ($60.6)
Earnings Per Share from
Continuing Ops.
($0.38) $0.22 ($0.60) ($0.29) $0.58 ($0.87)
Net Loss from
Discontinued Ops. ($40.1) ($4.4) ($35.7) ($106.0) ($15.5) ($90.5)
Loss Per Share from
Discontinued Ops.
($0.60) ($0.06) ($0.54) ($1.54) ($0.22) ($1.32)

$62.8
$0.7
$7.3
($2.8)
($0.6)
$2.6
$70.0
($13.3)
($4.9)
$51.8
• Volume & yield: $4.9M
• O&M recovery: $2.1M
• Brazil: $0.8M
• India: ($3.6M)
• Employee costs
• Black Lung valuation charge: ($12.3M)
Q4 2013 Adj. EBITDA from Cont. Ops.(1)
Domestic Coke (excl. Indiana Harbor)
Indiana Harbor
International Coke (2)
Coal Logistics
Corporate Costs
Q4 2014 Adj. EBITDA from Cont. Ops.(1)
Q4 2014 Legacy Expense
Q4 2014 Adj. EBITDA from Disc. Ops.(1)
Q4 2014 Adj. EBITDA (Consolidated)(1)

Adjusted EBITDA
(1)
– Q4 ‘14 vs. Q4 ‘13
($ in millions)
Improved Indiana Harbor results & lower Corporate costs benefited Q4
6 SXC Q4/ FY 2014 Earnings & 2015 Guidance Call
(1)
Q4 2013 Adj. EBITDA (Consolidated) totaled $59.7 million. For a definition and reconciliation of Adjusted EBITDA from Continuing Operations, Adjusted EBITDA from Discontinued Operations and Adjusted EBITDA (Consolidated), please see appendix.
(2)
Includes Brazil Coke and India Coke

[redacted]

$221.8
($8.5)
$13.2
($1.2)
$9.6
$2.9
$237.8
($17.1)
($10.0)
$210.7
• Q1 '14 weather impact: ($7.0M)
• Increased fixed fee: $7.5M
• Higher O&M recovery: $3.7M
• Improved yield: $1.0M
• Brazil: $2.8M
• India: ($4.0M)
• Black Lung: ($14.3M)
FY 2013 Adj. EBITDA from Cont. Ops.(1)
Domestic Coke (excl. Indiana Harbor)
Indiana Harbor
International Coke (2)
Coal Logistics
Corporate Costs
FY 2014 Adj. EBITDA from Cont. Ops.(1)
FY 2014 Legacy Expense
FY 2014 Adj. EBITDA from Disc. Ops.(1)
FY 2014 Adj. EBITDA (Consolidated)(1)

Adjusted EBITDA
(1)
– FY ‘14 vs. FY ‘13
($ in millions)
Indiana Harbor and Coal Logistics benefited FY results
7 SXC Q4/ FY 2014 Earnings & 2015 Guidance Call
(1)
FY 2013 Adj. EBITDA (Consolidated) totaled $215.1 million. For a definition and reconciliation of Adjusted EBITDA from Continuing Operations, Adjusted EBITDA from Discontinued Operations and Adjusted EBITDA (Consolidated), please see appendix.
(2)
Includes Brazil Coke and India Coke

[redacted]

$0.22
$0.10
($0.12)
$0.07
$0.03
($0.22)
$0.01
($0.44)
($0.03)
($0.38)
• Indiana Harbor Accelerated D&A: ($0.04)
• Coal Prep. Plant Impairment: ($0.03)
• Coal Prep. Plant D&A: ($0.01)
• Black Lung: ($0.21)
• Impairment: ($0.46)
• India performance: $0.02
Q4 2013 EPS from Cont. Ops.(1)
Adj. EBITDA from Cont. Ops.
D&A / PPE Impairment
Taxes
Sales Discounts
Legacy Costs
Interest Expense
India Coke
Noncontrolling Interest
Q4 2014 EPS from Cont. Ops.(1)

Diluted EPS
(1)
– Q4 ‘14 vs. Q4 ‘13
India impairment and Legacy costs drove Q4 ‘14 EPS loss
($ per share)
(1) Represents EPS from Continuing Operations attributable to SXC.
8 SXC Q4/ FY 2014 Earnings & 2015 Guidance Call

$0.58
$0.25
($0.52)
$0.13
$0.11
($0.25)
($0.16)
($0.44)
$0.01
($0.29)
• Coal Prep. Plant impairment: ($0.24)
• Coal Logistics D&A: ($0.08)
• Indiana Harbor Accelerated D&A: ($0.07)
• Black Lung: ($0.21)
• Debt extinguishment costs: ($0.17)
• Lower interest expense: $0.01
• Impairment: ($0.44)
FY 2013 EPS from Cont. Ops.(1)
Adj. EBITDA from Cont. Ops.
D&A / PPE Impairment
Taxes
Sales Discounts
Legacy Costs
Interest Expense
India Coke
Noncontrolling Interest
FY 2014 EPS from Cont. Ops.(1)

Diluted EPS
(1)
– FY ‘14 vs. FY ‘13
India and Prep. Plant impairment, depreciation
and Legacy costs drove FY ‘14 EPS loss
($ per share)
9 SXC Q4/ FY 2014 Earnings & 2015 Guidance Call
(1) Represents EPS from Continuing Operations attributable to SXC.

Domestic Coke Business Summary
Q4 ‘14 Adjusted EBITDA per ton of $58
FY ‘14 Adj. EBITDA per ton of $59 impacted by Q1 weather
Domestic Coke Production
(thousands of tons)
(1) For a definition of Adjusted EBITDA and Adjusted EBITDA/Ton and reconciliations, see appendix.
184 178 184
185 185
255
199
264
275
270
291
264
279
292
296
172
153
177
182
177
154
150
155
155
156
Q4 ‘14
1,083
Q3 ‘14
1,090
Q2 ‘14
1,059
Q1 ‘14
944
Q4 ‘13
1,056
Jewell Indiana Harbor Haverhill Granite City Middletown
$64
$72
$64
$47
$57
Q2 ‘14
$61/ton
Q1 ‘14
$49/ton
Q4 ‘13
$54/ton
Q4 ‘14
$58/ton
Q3 ‘14
$67/ton
Adjusted EBITDA Adjusted EBITDA/ton
Domestic Coke Adjusted EBITDA
(1)
Per Ton
($ in millions, except per ton amounts)
10 SXC Q4/ FY 2014 Earnings & 2015 Guidance Call

Indiana Harbor Performance
2014 Coke Production
(thousands of tons)
Q4 ‘14 production below guidance
• Exited year with solid yields
• Ovens pushed per day challenged
–
Experienced two major equipment failures
–
Oven-push cycle and scheduling below target
• New PCM commissioning slower than
expected
Achieving 1,220K ton nameplate
capacity attainable, but timing delayed
• Expect Q1 ‘15 to be 30K- 40K tons below
run rate on weak January start
• Prioritizing completion of floor and sole
flue replacements
• 2015E total capex ~$15M vs. $39M in 2014
270
275
264
199
Q3 ‘14 Q4 ‘14 Q2 ‘14 Q1 ‘14
Q4 ‘14 Guidance
285K – 295K tons
11 SXC Q4/ FY 2014 Earnings & 2015 Guidance Call

Discontinued Operations
Q4 ‘14 Adj. EBITDA from Disc.
Ops. loss of $4.9M vs. $4.6M in
Q4 ‘13
• Average coal sales price down
$17 per ton, largely offset by
lower cash costs and volumes
FY ‘14 Adj. EBITDA from Disc.
Ops. loss of $10.0M reflects
similar coal price and production
cost dynamics
• At tight end of guidance range
(2)
Q4 ‘14 rationalization plan
impacts
• Further asset impairment of $29.1M
• Contract termination expense of
$6.0M (vs. ~$10M estimate)
• Employee severance costs of
$11.6M (vs. $10M - $15M estimate)
Loss on Disc. Ops., net of tax
Income tax benefit
($106.0M)
$18.5M
($66.2M)
Depreciation and depletion $10.2M
Adj. EBITDA from Disc. Operations (1) ($10.0M)
Adj. EBITDA from Disc. Ops.
12 SXC Q4/ FY 2014 Earnings & 2015 Guidance Call
Exit Costs (contract term. & severance)
$133.5M Asset impairment
Q4 ‘14 FY ‘14
($40.1M)
$17.6M
($12.3M)
$0.8M
($4.9M)
$29.1M
(1)  For a definition and reconciliation of Adjusted EBITDA from Discontinued Operations, please see appendix.
(2)  Revised guidance range of ($10M) – ($13M) provided in October 2014 earnings presentation.

[redacted]

Attributable to SXCP
$114.8
$26.9
$87.9
($15.7)
$25.2
$32.0
India Impairment: $30.5M
$11.9
($15.8)
Ongoing: $9.6M
Environmental project: $6.2M
($8.9)
($3.8)
($0.7)
$139.0
$33.3
SXCP revolver availability: $250M
SXC revolver availability: $148M
$105.7
Q3 2014 Cash Balance
Net Loss from Cont. Ops.
D&A
India Coke
Black Lung Adjust.
Capex
MLP Cash Distr. to Public Unitholders
Dividend Payment
Other (1)
Q4 2014 Cash Balance

Liquidity Position
Ended quarter with solid cash position and significant revolver capacity
13 SXC Q4/ FY 2014 Earnings & 2015 Guidance Call
(1) Includes ($0.1) million in working capital, $1.0 million in other financing activities and ($1.6) million of cash used in Discontinued Operations.

GUIDANCE 14 SXC Q4/ FY 2014 Earnings & 2015 Guidance Call ********** ********** ********** ********** **********

15
Operations
Excellence
Growth Strategy
Capital and
Structure
Optimization
2015 priorities include sustained focus on operations excellence, growth initiatives and capital optimization to enhance valuation
2015 Priorities
SXC Q4/ FY 2014 Earnings & 2015 Guidance Call
•
Sustain high-level operating, safety & environmental performance
•
Improve Indiana Harbor performance; return to name plate run-rate
•
Execute coal rationalization plan & optimize standalone Jewell Coke
•
Complete construction of gas sharing project at Haverhill 1
•
Pursue MLP-qualifying, industrial-facing processing and handling M&A opportunities
•
Continue development of greenfield opportunities, including potential construction of new coke plant and/or DRI facility
•
Intend to execute at least one additional dropdown in 2015
•
Build upon capital allocation strategy initiated in 2014

2015 Domestic Coke Business Outlook
2015E Adj. EBITDA per ton of $55 – $60 reflects Jewell Coke
standalone impacts and outlook for Indiana Harbor
16
FY 2015E
$55 - $60/ton
FY 2014
$248M
$59/ton
FY 2013
$243M
$57/ton
Adjusted EBITDA Adjusted EBITDA/ton
Domestic Coke Adjusted EBITDA
(1)
Per Ton
($ in millions, except per ton amounts)
2015 Domestic Coke Adj. EBITDA
outlook of $240M - $255M
reflects:
• Solid operating performance with
production of ~4.3M tons
• Expected ongoing impacts of Jewell
Coke standalone costs of ~$7.5M
–
Primarily for blending/handling
costs and coal moisture
• Improvement at Indiana Harbor,
but below $40M targeted run-rate
SXC Q4/ FY 2014 Earnings & 2015 Guidance Call
$240M - $255M
(1)
For a definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA/Ton , see appendix.

2015 Indiana Harbor Outlook
Operating environment remains challenged
• Steep learning curve on post-refurbishment oven performance and new equipment
• Existing equipment reliability and oven-push cycles impacting scheduling and productivity
• 2015 focus on establishing firm oven-push cycles, mastering new PCMs, improving equipment maintenance practices and completing floor and sole flue replacements
2015 Adjusted EBITDA outlook of $25M – $35M
• Expect Q1 to be 30K- 40K tons below run rate on weak January start
• Maintain flexibility across fleet to cover shortfalls if needed
• Lower overall total operating and maintenance expenses but reduced cost recovery
SXC Q4/ FY 2014 Earnings & 2015 Guidance Call
Indiana Harbor expected 2015 Adj. EBITDA of $25M – $35M reflects
Q1 production outlook and contract cost recovery economics
17

2015 Coal Rationalization Plan
Plan preserves optionality to sell while balancing impact to Jewell Coke
18 SXC Q4/ FY 2014 Earnings & 2015 Guidance Call
Dec. 2014
Announcement
• Reduced coal production by
>50%, idling mines,
eliminating positions and
reducing prep. plant
operations
• Substantially decreased
Coal Mining cash loss
outlook
• Contract termination: $10M
($6M FY ‘14 actual)
• Employee severance and other
one-time costs: $10M - $15M
(~$12.5M FY ‘14 actual)
2015 Coal
Rationalization Plan
• Implement contract mining model
for ~0.6M tons of coal
• Purchase ~0.5M tons of coal from
3
rd
parties
• Transition to 3
rd
party coal
washing (Q1/Q2);
decommission
existing prep. plant (Q2/Q3)
• Install coal handling/blending
capabilities (Q1/Q2)
• 2015E Adj. EBITDA from Disc.
Ops. expected loss of ~$20M
• Estimate $5M - $10M of capex
for handling/storage
infrastructure at Jewell Coke
Long-term
Coal Supply
• Maintain optionality for
securing least-cost Jewell Coke
coal supply
• Preserves flexibility to shift
between contract mining &
purchased coal
• Reduces impact to Jewell Coke
coal blend & operations
• Expect run-rate Adj. EBITDA
from Disc. Ops. loss of
~$12.5M at current prices
• Potential upside should
market prices recover
Guidance:
Guidance:
Guidance:

Benefits of Coal Rationalization Plan
SXC Q4/ FY 2014 Earnings & 2015 Guidance Call
19
Expect rationalization plan to generate $20M run-rate difference vs.
operating status quo
FY 2013 FY 2014 FY 2015E
(1)
FY 2016E
(1)
Adjusted EBITDA
from Disc. Ops.
Jewell Coke
Standalone Costs
Cash Loss (4)
($6.3M)
-
($26.4M)
($10.0M)
-
($17.1M)
($31.5M)
-
($40.5M)
($31.5M)
-
($40.5M)
Capital
Expenditures (2)
($20.1M) ($7.1M) ($9.0M)
Adjusted EBITDA
from Disc. Ops.
Jewell Coke
Standalone Costs
Cash Loss (4)
-
-
-
-
-
-
($20.0M)
($7.5M)
($12.5M)
($7.5M)
($20.0M)
Capital
Expenditures (3)
- - ($5.0M) – ($10.0M) -
($32.5M) – ($37.5M)
Announced $20M
run-rate difference
Excludes
$50M – $70M for
new prep. plant
($9.0M)
(1)
2015 and 2016 status quo estimates assume $90/ton coal price and targeted $120 cash cost per ton on ~1.1M tons.
(2)
Represents Coal Mining business capex only.
(3)
Represents capex to install coal handling and storage infrastructure to enable third-party coal purchases for our Jewell Coke facility.
(4)
Equals Adjusted EBITDA from Disc. Ops. less capex less Jewell Coke standalone costs.  Excludes financial impact of Legacy Costs.

$9 - $19
($10) – ($13)
($7) - $1
$225 - $245
~($15)
~($20)
$190 - $210
$237.8
• Standalone costs, including Coal handling and moisture impacts
• OPEB/employee related expenses(2)
• ~$13M non-cash pension termination charge
FY 2014 Adj. EBITDA from Cont. Ops.(1)
Indiana Harbor
Jewell Coke
Other(3)
FY 2015E Adj. EBITDA from Cont. Ops.(1)
2015E Legacy Expense
2015E Adj. EBITDA from Disc. Ops.(1)
FY 2015E Adj. EBITDA (Consolidated)(1)

Expected 2015 Adjusted EBITDA
(1)
($ in millions)
2015 Adj. EBITDA (1) outlook is flat, with Jewell Coke standalone cost impacts offset by Indiana Harbor improvement
20 SXC Q4/ FY 2014 Earnings & 2015 Guidance Call
(1) For a definition and reconciliation of Adjusted EBITDA from Continuing Operations, Adjusted EBITDA from Discontinued Operations and
Adjusted EBITDA (Consolidated), please see appendix.
(2) Expiration of OPEB credits recognized in prior years.
(3)
Includes incremental Corporate costs for growth initiatives and India JV losses, partially offset by increases in Brazil and Coal Logistics volumes.

Consolidated Guidance Summary
21
Metric 2014 Actual 2015 Guidance
Adjusted EBITDA
(1)
Continuing Operations
Consolidated
Attributable to SXC
$237.8 million
$210.7 million
$150.0 million
$225 – $245 million
$190 – $210 million
$115 – $130 million
Capital Expenditures ~$125 million ~$90 million
Domestic Coke Production ~4.2 million tons ~4.3 million tons
Dom. Coke Adj. EBITDA / ton $59 / ton $55 - $60 / ton
Operating Cash Flow $112.3 million $125 - $145 million
Cash Taxes
(2)
$7.0 million $10 - $15 million
SXC Q4/ FY 2014 Earnings & 2015 Guidance Call
(1) Please see appendix for a definition and reconciliation of 2014 and 2015E Adjusted EBITDA.
(2) Included in Operating Cash Flow.

Organic Projects
Inorganic Platforms
Capital Optimization

Shareholder Value Creation
22 SXC Q4/ FY 2014 Earnings & 2015 Guidance Call
Shareholder value creation via organic and inorganic growth projects, backed by disciplined capital management
Pursue organic growth projects that
leverage our operational strengths and
greenfield development capabilities
Acquire industrial-facing processing
and handling assets to drive further
SXCP distribution growth
• Acquire raw material processing and
handling assets which would be a
natural fit for SXCP (e.g., manageable
commodity exposure)
• Our core manufacturing and logistics
competencies provide solid basis for
acquisitions across a number of
verticals
• Expands qualifying income for SXCP,
grows GP cash flows and adds new
platforms for growth
• Continue pursuit of Kentucky coke
plant development as our macro
coke market thesis plays out
• Actively pursuing select DRI
projects to leverage our greenfield
experience and access to
advantaged capital via SXCP
Maximize return on capital
for shareholders via the
appropriate financial levers
• Evaluate dividend increases as GP/LP cash flows grow
• Maintain $75M authorization for opportunistic share repurchases
• Expect 8% - 10% cash distribution CAGR at SXCP through 2016 from domestic coke dropdowns alone
• Plan to increase SXCP cash distributions by 2% per quarter in 2015

Steel Industry
23 SXC Q4/ FY 2014 Earnings & 2015 Guidance Call
Recent capital markets sentiment & industry environment
has shifted negatively for steelmakers
US primary demand outlook reasonable
• Resilient automotive demand
• Continued non-residential construction recovery
• Expect challenges within tubular/oil & gas segment
Steel pricing under pressure
• Constructive industry consolidation in 2014 (e.g., TK, Severstal, Gallatin)
• Elevated level of imports
• Strong US dollar challenging domestic producers
On the other hand, commodity prices provide continued
tailwinds on carbon, scrap and, to an extent, iron ore
• Energy inputs also favorable
Customers continue to rationalize aged cokemaking capacity

SXC Share Price Performance

SXC Share Price Performance

SXC Share Price Correlation
24 SXC Q4/ FY 2014 Earnings & 2015 Guidance Call
50%
75%
100%
125%
150%
175%
200%
50% 100% 150% 200% 250%
50%
75%
100%
125%
150%
175%
200%
50% 100% 150% 200% 250%
Historical Share Price Correlation to AK Steel
(1,2)
Correlation Coefficient = 0.90
Historical Share Price Correlation to US Steel
(1,2)
Correlation Coefficient = 0.82
AKS Share Price Performance X Share Price Performance
SunCoke Energy historical share price performance
highly correlated to AK Steel and US Steel
(1)
Two-year Share Price Correlation calculated from January 2, 2013 through  January 16, 2015.
(2)
Correlation graphs plot share price performance as a percentage of January 2, 2013 price  (i.e., >100% represents closing price above January 2, 2013 share price, while <100% represents closing price below January 2, 2013 share price)

Key Investment Considerations
25
Strong investment thesis remains intact
Stable, Long-Term
Cash Flows
Strong Balance Sheet
Potential Growth
Opportunities
Visible Dropdown
Structure
Effective Capital
Allocation
• Long-term, take-or-pay contracts at strategic customer assets
• Profit and return on capital generated via fixed-fee structure
• Pass-through of coal and operating costs in addition to taxes, transportation and future environmental costs
• Essentially no net debt at parent; Net Debt/EBITDA at SXCP ~3x
• ~$400M revolver capacity at SXC and SXCP combined
• Ability to leverage both balance sheets provides M&A financing flexibility
• Limited legacy obligations
• Exploring industrial-facing processing & handling M&A which generates qualifying income and fits SXC business model & core competencies
• Continue development of greenfield opportunities, including potential construction of new coke plant and/or DRI facility
• Declining ongoing and environmental capex
• Completed $75M ASR; additional $75M authorized for repurchase
• Initiated dividend during October which was linked to GP/LP cash flows
• Executing upon strategy to transition toward “pure-play” GP
• Intend to execute at least one additional dropdown in 2015, with remaining asset dropdowns to be executed through 2016
SXC Q4/ FY 2014 Earnings & 2015 Guidance Call

QUESTIONS 26 SXC Q4/ FY 2014 Earnings & 2015 Guidance Call ***** ***** ***** ***** ***** *****

Investor Relations 630-824-1907 www.suncoke.com

APPENDIX 28 SXC Q4/ FY 2014 Earnings & 2015 Guidance Call ******* ******* ******* ******* ******* *******

Definitions
Adjusted EBITDA represents earnings before interest, taxes, depreciation, depletion and amortization (“EBITDA”) adjusted for impairments, costs related to exiting our Coal business, sales discounts and the interest, taxes, depreciation, depletion and amortization attributable to our equity method investment.  Prior to the expiration of our nonconventional fuel tax credits in 2013, EBITDA reflects sales discounts included as a reduction in sales and other operating revenue. The sales discounts represent the sharing with customers of a portion of nonconventional fuel tax credits, which reduce our income tax expense. However, we believe our Adjusted EBITDA would be inappropriately penalized if these discounts were treated as a reduction of EBITDA since they represent sharing of a tax benefit that is not included in EBITDA. Accordingly, in computing Adjusted
EBITDA, we have added back these sales discounts. Our Adjusted EBITDA also includes EBITDA attributable to our equity method investment.
EBITDA and Adjusted EBITDA do not represent and should not be considered alternatives to net income or operating income under GAAP and may not be comparable to other similarly titled measures in other businesses.  Management believes Adjusted EBITDA is an important measure of the operating performance of the SXC's net assets and provides useful information to investors because it highlights trends in our business that may not otherwise be apparent when relying solely on GAAP measures and because it eliminates items that have less bearing on our operating performance.  Adjusted EBITDA is a measure of operating performance that is not defined by GAAP, does not represent and should not be considered a substitute for net income as determined in accordance with GAAP.  Calculations of Adjusted EBITDA may not be comparable to those reported by other companies.
EBITDA represents earnings before interest, taxes, depreciation, depletion and amortization.
Adjusted EBITDA attributable to SXC/SXCP equals consolidated Adjusted EBITDA less Adjusted EBITDA attributable to noncontrolling interests.
Adjusted EBITDA/Ton represents Adjusted EBITDA divided by tons sold.
Adjusted EBITDA from Continuing Operations equals consolidated Adjusted EBITDA less Adjusted EBITDA from Discontinued Operations less
Legacy Costs.
Adjusted EBITDA from Discontinued Operations equals Coal business Adjusted EBITDA excluding Corporate cost allocation attributable to Coal, costs related to exiting our Coal business and certain retained Coal-related costs reclassified as Legacy Costs.
Legacy Costs equals royalty revenues, Coal pension/OPEB, Coal workers’ compensation, black lung, prep. plant and certain other Coal-related costs that we expect to retain after sale of the Coal business.
29 SXC Q4/ FY 2014 Earnings & 2015 Guidance Call

Reconciliation of Net Income to Adjusted EBITDA
30 SXC Q4/ FY 2014 Earnings & 2015 Guidance Call
($ in millions)
FY 2014 Q4 2014 Q3 2014 Q2 2014 Q1 2014 FY 2013 Q4 2013 Q3 2013 Q2 2013 Q1 2013
Net Income/(Loss) ($101.8) ($55.8) $6.4 ($48.6) ($3.8) $50.1 $18.7 $12.3 $12.7 $6.4
Subtract: Net Loss from Discontinued Operations (106.0)    (40.1)      (18.5)      (41.2)      (6.2)        (15.5)      (4.4)        (3.6)        (2.8)        (4.7)
Net Income/(Loss) from Continuing Operations $4.2 ($15.7) $24.9 ($7.4) $2.4 $65.6 $23.1 $15.9 $15.5 $11.1
Depreciation, depletion and amortization 96.1       25.1       22.5       24.0       24.5       77.1       19.5       18.8       19.0       19.8
Interest expense, net 63.2       12.1       11.9       27.1       12.1       52.3       12.3       12.1       12.1       15.8
Income tax expense/(benefit) 7.4         2.4         7.5         (1.3)        (1.2)        16.4       6.4         1.5         2.7         5.8
Legacy expense/(income) 17.1       13.3       0.9         1.4         1.5         0.4         (1.5)        0.3         0.7         0.9
Asset impairment
(1)
16.8       1.7         -         15.1       -         -         -         -         -         -
Sales discounts (0.5)        -         -         -         (0.5)        6.8         1.1         2.2         2.1         1.4
Adjustment to unconsolidated affiliate earnings
(2)
33.5       31.1       0.3         1.1         1.0         3.2         1.9         0.3         1.0         -
Adjusted EBITDA from Continuing Operations $237.8 $70.0 $68.0 $60.0 $39.8 $221.8 $62.8 $51.1 $53.1 $54.8
Legacy (expense)/income (17.1)      (13.3)      (0.9)        (1.4)        (1.5)        (0.4)        1.5         (0.3)        (0.7)        (0.9)
Adjusted EBITDA from Discontinued Operations (10.0)      (4.9)        (2.8)        2.2         (4.5)        (6.3)        (4.6)        (0.1)        -         (1.6)
Adjusted EBITDA (consolidated) $210.7 $51.8 $64.3 $60.8 $33.8 $215.1 $59.7 $50.7 $52.4 $52.3
Adjusted EBITDA attributable to noncontrolling
interests
(3)
(60.7)      (18.7)      (18.2)      (14.5)      (9.3)        (41.2)      (12.2)      (9.9)        (10.7)      (8.4)
Adjusted EBITDA attributable to SXC
$150.0 $33.1 $46.1 $46.3 $24.5 $173.9 $47.5 $40.8 $41.7 $43.9
(1)
Includes portion of coal impairment attributable to Continuing Operations.
(2)
Represents SunCoke’s share of India JV interest, taxes and depreciation expense.  Includes $30.5M impairment of our equity method investment in India in Q4 and FY 2014.
(3)
Represents Adjusted EBITDA attributable to SXCP public unitholders and DTE Energy’s interest in Indiana Harbor.

($ in millions)
FY 2014 Q4 2014 Q3 2014 Q2 2014 Q1 2014 FY 2013 Q4 2013 Q3 2013 Q2 2013 Q1 2013
Net Loss from Discontinued Operations ($106.0) ($40.1) ($18.5) ($41.2) ($6.2) ($15.5) ($4.4) ($3.6) ($2.8) ($4.7)
Depreciation, depletion and amortization 10.2       0.8         0.3         4.6         4.5         18.9       6.0         4.4         4.4         4.1
Interest expense, net -         -         -         -         -         -         -         -         -         -
Income tax benefit (66.2)      (12.3)      (1.4)        (49.5)      (3.0)        (9.7)        (6.2)        (0.9)        (1.6)        (1.0)
Asset impairment 133.5     29.1       16.4       88.0       -         -         -         -         -         -
Exit Costs 18.5       17.6       0.4         0.3         0.2         -         -         -         -         -
Adjusted EBITDA from Discontinued Operations
($10.0) ($4.9) ($2.8) $2.2 ($4.5) ($6.3) ($4.6) ($0.1) $0.0 ($1.6)
Reconciliation of Net Income to Adjusted EBITDA
from Discontinued Operations
31 SXC Q4/ FY 2014 Earnings & 2015 Guidance Call

Reconciliation of Segment Adjusted EBITDA and
Adjusted EBITDA per ton
(1) Represents SunCoke’s share of India JV interest, taxes and depreciation expense.
32 SXC Q4/ FY 2014 Earnings & 2015 Guidance Call
Reconciliation of Segment Adjusted EBITDA and Adjusted EBITDA per Ton
($ in millions, except per ton data)
Domestic
Coke Brazil Coke
India
Coke
(1)
Coal Logistics
Corporate /
Other
Continuing
Operations
Discontinued
Operations Legacy Costs Combined
FY 2014
Adjusted EBITDA $247.9 $18.9 ($3.1) $14.3 ($40.2) $237.8 ($10.0) ($17.1) $210.7
Sales Volume (thousands of tons) 4,184 1,516 177 19,037
Adjusted EBITDA per Ton $59.25 $12.47 ($17.51) $0.75
Q4 2014
Adjusted EBITDA $64.4 $12.2 ($1.4) $3.4 ($8.6) $70.0 ($4.9) ($13.3) $51.8
Sales Volume (thousands of tons) 1,103 419 38 4,301
Adjusted EBITDA per Ton $58.39 $29.12 ($36.84) $0.79
Q3 2014
Adjusted EBITDA $72.3 $2.5 ($1.3) $3.8 ($9.3) $68.0 ($2.8) ($0.9) $64.3
Sales Volume (thousands of tons) 1,074 431 38 4,772
Adjusted EBITDA per Ton $67.32 $5.80 ($34.21) $0.80
Q2 2014
Adjusted EBITDA $64.4 $2.5 ($0.5) $5.0 ($11.4) $60.0 $2.2 ($1.4) $60.8
Sales Volume (thousands of tons) 1,059 413 42 5,605
Adjusted EBITDA per Ton $60.81 $6.05 ($11.90) $0.89
Q1 2014
Adjusted EBITDA $46.8 $1.7 $0.1 $2.1 ($10.9) $39.8 ($4.5) ($1.5) $33.8
Sales Volume (thousands of tons) 948 252 60 4,359
Adjusted EBITDA per Ton $49.37 $6.75 $1.67 $0.48
FY 2013
Adjusted EBITDA $243.2 $16.1 $0.9 $4.7 ($43.1) $221.8 ($6.3) ($0.4) $215.1
Sales Volume (thousands of tons) 4,263 876 126 3,785
Adjusted EBITDA per Ton $57.05 $18.38 $7.14 $1.24
Q4 2013
Adjusted EBITDA $56.4 $11.4 $2.2 $4.0 ($11.2) $62.8 ($4.6) $1.5 $59.7
Sales Volume (thousands of tons) 1,047 222 53 3,649
Adjusted EBITDA per Ton $53.87 $51.35 $41.51 $1.10

2015E Guidance Reconciliation
(1) Represents SunCoke’s share of India JV interest, taxes and depreciation expense.
(2) Represents Adjusted EBITDA attributable to SXCP public unitholders and DTE Energy’s interest in Indiana Harbor.
33 SXC Q4/ FY 2014 Earnings & 2015 Guidance Call
($ in millions)
2015E
Low
2015E
High
Net Income $21 $38
Subtract: Net Loss from Discontinued Operations (16) (13)
Net Income from Continuing Operations $37 $51
Depreciation, depletion and amortization 89 89
Interest expense, net 68 66
Income tax expense 12 20
Legacy expense 15 15
Adjustment to unconsolidated affiliate earnings
(1)
4 4
Adjusted EBITDA from Continuing Operations $225 $245
Legacy expense (15) (15)
Adjusted EBITDA from Discontinued Operations (20) (20)
Adjusted EBITDA $190 $210
Adjusted EBITDA attributable to noncontrolling interests
(2) (75) (80)
Adjusted EBITDA attributable to SXC
$115 $130

Balance Sheet & Debt Metrics
34 SXC Q4/ FY 2014 Earnings & 2015 Guidance Call
(1)
Assumes full effect of Granite City dropdown, inclusive of SXC bond repayment following completion of call period.  Incremental cash to SXCP includes $45M retained to pre-fund environmental liabilities.
(2)
Represents FY 2014 Adjusted EBITDA from Continuing Operations for the period ended 12/31/2014 and mid-point of FY 2015 Adjusted EBITDA from Continuing Operations guidance for proforma presentation.
SXC
Consolidated
Attributable
to SXCP
Balance
Attributable
to SXC
SXC
Consolidated
Attributable
to SXCP
Balance
Attributable
to SXC
Cash $139 $33 $106 $188 $82 $106
Revolver Capacity 398 250 148 398 250 148
Total Liquidity $537 $283 $254 $586 $332 $254
Total Debt (Long and Short-term) $652 $412 $240 $721 $616 $105
Net Debt (Total Debt less Cash) 513 378 134 533 533 (1)
Full Year Adj. EBITDA from Cont. Ops.
(2)
$238 $151 $150 $235 $174 $123
Total Debt/2014 Adj. EBITDA from Cont. Ops. 2.7x 2.7x 1.6x 3.1x 3.5x 0.9x
Net Debt/2014 Adj. EBITDA from Cont. Ops. 2.2x 2.5x 0.9x 2.3x 3.1x 0.0x
As of 12/31/2014 Proforma
(1)
Post-Granite City Transaction
($ in millions)

Capital Expenditures
35 SXC Q4/ FY 2014 Earnings & 2015 Guidance Call
2015 Expected Capex
($ in millions)
SXC
SXCP
(1)
Consolidated
Ongoing (4) $28 $17 $45
Expansion 10 6 16
Environmental Project 0 29 29
Total CapEx from Continued Operations $38 $52 $90
2014 Capex
($ in millions)
SXC
SXCP
(1)
Consolidated
Ongoing (2) $27 $17 $44
Expansion 4 0 4
Environmental Project 1 45 46
Indiana Harbor Refurbishment 24 0 24
Total CapEx from Continued Operations $56 $62 $118
Ongoing: Discontinued Operations (3) 7 0 7
Total CapEx (Consolidated) $63 $62 $125
(1)
Represents SXCP capex on 100% basis. Includes Granite City in 2015.
(2)
Includes $3M ongoing Coal Logistics, $1M ongoing Prep. Plant and $40M in ongoing Coke CapEx, including $13M related to Indiana Harbor oven floor and sole flue replacement work.
(3)
Includes ongoing CapEx related to Coal business excluding $1M related to Prep. Plant.
(4)
Consolidated includes approximately $42M in ongoing Coke Capex and $3M ongoing Coal Logistics.

($ in millions)
Segment Financial Classification Q1 '14 Q2 '14 Q3 '14 Q4 '14 FY '14
Asset Impairment - Disc. Ops. Disc. Ops Net Income from Disc. Ops.
-         $88.0 $16.4 $29.1 $133.5
Asset Impairment - Cont. Ops. Cont. Ops. Net Income from Cont. Ops.
-         15.1       -         1.7         16.8
Coal Exit Costs - Severance Disc. Ops. Net Income from Disc. Ops.
0.2         0.3         0.4         11.6       12.5
Coal Exit Costs - Contract Terminations Disc. Ops. Net Income from Disc. Ops.
-         -         -         6.0         6.0
Black Lung Valuation Charge Legacy Costs Adj.  EBITDA (Consolidated)
-         -         -         12.3       12.3
OPEB  Curtailment
(1)
Legacy Costs Adj.  EBITDA (Consolidated)
-         -         -         (2.5)        (2.5)
Asset Retirement Obligation (ARO) Valuation Charge
(1)
Legacy Costs Adj.  EBITDA (Consolidated)
-         -         -         1.9         1.9
Workers' Compensation
(1)
Legacy Costs Adj.  EBITDA (Consolidated)
-         -         -         0.6         0.6
India Impairment
Cont. Ops. Net Income from Cont. Ops.
-         -         -         30.5       30.5
Q4 and FY 2014 Charges
36 SXC Q4/ FY 2014 Earnings & 2015 Guidance Call
(1) Incremental charges incurred upon execution of Coal contingency plan.